UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

April 29, 2009
Date of report (Date of earliest event reported)

PepsiAmericas, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-15019	13-6167838
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4000 RBC Plaza 60 South Sixth Street Minneapolis, Minnesota 55402
(Address of principal executive offices, including zip code)

(612) 661-4000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On April 29, 2009, we publicly announced financial results for the first quarter of 2009.  For further information, please refer to the press release attached hereto as Exhibit 99, which is incorporated by reference herein.

ITEM 8.01     OTHER EVENTS.

As previously reported, on April 19, 2009, PepsiCo, Inc. made a non-binding proposal to acquire all of the outstanding shares of PepsiAmericas’ common stock not already owned by PepsiCo.  In connection with PepsiCo's proposal, several lawsuits have been filed against our company and our directors, as is typical in these situations.  Our company has reviewed the lawsuits, believes they are without merit, and plans to vigorously defend itself.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

(d)       See "Exhibit Index."

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PepsiAmericas, Inc.

Date:	April 29, 2009	By:	/s/ Alexander H. Ware
Alexander H. Ware
Executive Vice President and
Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description

99	Press release reporting financial results for the first quarter of 2009, dated April 29, 2009.

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